EXHIBIT 99.1

SOFIT MOBILE INC.
(A Development Stage Company)
FINANCIAL STATEMENTS

SEPTEMBER 30, 2011 AND 2010
(Amounts expressed In U.S. Dollars)

SOFIT Mobile Inc.
(A Development Stage Company)

Index

Report of Independent Registered Public Accounting Firm	3

Balance Sheets as at September 30, 2011 and 2010	4

Statements of Operations for the year ended September 30, 2011, the period since inception (January 22, 2010) through September 30, 2010 and for the period since inception (January 22, 2010) through September 30, 2011	5

Statement of Changes in Shareholders’ Equity since inception (January 22, 2010) through September 30, 2011	6

Statements of Cash Flows for the year ended September 30, 2011,the period since inception (January 22, 2010) through September 30, 2010 and for the period since inception (January 22, 2010) through September 30, 2011	7

Notes to Financial Statements	8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of SoFit Mobile Inc.

We have audited the accompanying balance sheets of SoFit Mobile Inc. as of September 30, 2011 and 2010, and the related statements of operations and comprehensive income, stockholders’ equity, and cash flows for the year ended September 30, 2011 and for the period since inception (January 22, 2010) through September 30, 2010 and for the period since inception (January 22, 2010) through September 30, 2011. SoFit Mobile Inc.'s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SoFit Mobile Inc. as of September 30, 2011 and 2010, and the results of its operations and its cash flows for year ended September 30, 2011 and for the period since inception (January 22, 2010) through September 30, 2010 and for the period since inception (January 22, 2010) through September 30, 2011 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements the Company is a development stage and has generated no revenue.  These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

/s/ EFP Rotenberg, LLP

EFP Rotenberg, LLP
Rochester, New York
April 5, 2013

SoFit Mobile Inc.
(A Development Stage Company)
Balance Sheets

ASSETS
	September 30, 2011	September 30, 2010
Current assets
Cash and cash equivalents	$-	$31
Other assets	1,452	-
Due from related parties	19,815	-
Total current assets	21,267	31
Total assets	$21,267	$31

LIABILITIES

Current liabilities
Bank overdraft	$3	$-
Due to related parties	-	31
Accounts payable	8,639	-
Total current liabilities	8,642	31
Total liabilities	$8,642	$31

STOCKHOLDERS’ EQUITY

Common stock, no par value, unlimited shares authorized, 1,000,000 shares issued and outstanding (September 30, 2010: 936,757)	$38,525	$879
Subscription receivable	(879)	(879)
Deficit accumulated during the development stage	(24,088)	-
Accumulated other comprehensive (loss)	(933)	-
Total stockholders’ equity	12,625	-
Total liabilities and stockholders’ equity	$21,267	$31

SoFit Mobile Inc.
 (A Development Stage Company)
Statements of Operations

	Year ended September 30, 2011	Period from Inception (January 22, 2010) through September 30, 2010	Period from inception (January 22, 2010) through September 30, 2011

Revenues	$-	$-	$-

Expenses
General and administrative	10,551	-	10,551
Research and Development	13,537	-	13,537
Total Expenses	24,088	-	24,088

(Loss) Income Before Income Taxes	(24,088)	-	(24,088)
Provision for income taxes (Note 5)	-	-	-
Net (Loss) Income	$(24,088)	$-	$(24,088)

Net Loss per share, basic and diluted	$(0.025)	$0.000

Weighted Average Number of Common Shares Outstanding During the Year – basic and diluted	953,218	936,757

Comprehensive (Loss):
Net (Loss)	$(24,088)	$-	$(24,088)
Foreign exchange translation adjustment for the period	(933)	-	(933)
Comprehensive (Loss)	$(25,021)	$-	$(25,021)

SoFit Mobile Inc.
(A Development Stage Company)
Statement of Stockholders' Equity
Since Inception (January 22, 2010) through September 30, 2011

	Number of Shares	Amount	Subscription Receivable	Deficit Accumulated During the Development Stage	Other Comprehensive Income	Total Equity
Balance, January 22, 2010 (Date of Inception)	-	-	-	-	-	-

Issuance of stock at $0.001 per share for subscription receivable, February 2010	936,757	$879	$(879)	$-	$-	$-

Balance, September 30, 2010	936,757	$879	$(879)	$-	$-	$-

Issuance of shares at $0.585 for cash, June 2011	63,243	37,646	-	-	-	37,646

Foreign currency translation (loss)	-	-	-	-	(933)	(933)

Net loss for the year	-	-	-	(24,088)	-	(24,088)
Balance, September 30, 2011	1,000,000	$38,525	$(879)	$(24,088)	$(933)	$12,625

SoFit Mobile Inc.
(A Development Stage Company)
Statements of Cash Flows

	For the year ended September 30, 2011	Period from Inception (January 22, 1010) through September 30, 2010	Period from Inception (January 22, 1010) through September 30, 2011
Operating activities
Net (loss)	$(24,088)	$-	$(24,088)
Changes in operating assets and liabilities:
Decrease (increase) in other assets	(1,452)	-	(1,452)
Increase (decrease) in accounts payable	8,639	-	8,639
Net cash provided by (used in) operating activities	(16,901)	-	(16,901)
Financing activities
Bank overdraft	3	-	3
Advances (to)/from related parties	(19,784)	31	(19,815)
Proceeds from issuance of shares	37,646	-	37,646
Net cash provided by (used in) financing activities	17,865	31	17,834

Effect of foreign exchange (loss)	(933)	-	(933)

Increase (decrease) in cash and cash equivalents	(31)	31	-

Cash and cash equivalents, beginning of year	31	-	-

Cash and cash equivalents, end of year	$-	$31	$-

Supplemental Information
Interest paid	-	-	-
Income tax paid	-	-	-

Non cash activities:

During the twelve months ended September 30, 2011 and 2010 the Company had no non-cash activities.

SOFIT MOBILE INC.
(A Development Stage Company)
Notes of Financial Statements
September 30, 2011 and 2010
(Amounts expressed in Canadian Dollars)

1.       NATURE OF BUSINESS AND GOING CONCERN

SoFit Mobile Inc. (the “Company”) was incorporated as Baron Group Solutions Inc. under the laws of the Province of Ontario, Canada on January 22, 2010.  The Company changed its name from Baron Group Solutions Inc. to NowPhit Operations Inc. on August 15, 2011 and then to SoFit Mobile Inc. on January 30, 2012.  The registered office of the Company is located at 955 Queen Street West, Suite 955, Toronto, Ontario, Canada M6J 3X5.

SoFit Mobile Inc. (“SoFit Mobile”) is a social gaming platform that empowers athletes and individuals to track, train and compete through the SoFit platform (“SoFit”). Registered users can earn virtual rewards, such as trophies and medals, as well as real-life rewards, such as location-based coupons and special offers. SoFit products include integrated mobile applications and complementary wireless devices that enable connectivity to the SoFit platform.

The Company is in the development stage as defined by Accounting Standards Codification subtopic 915-10 Development stage Entities (“ASC 915-10”).  As of the date of these financial statements, the Company has not earned any revenue, has working capital of $12,625 and an accumulated deficit of $24,088.  For the period from January 22, 2010 (date of inception) through September 30, 2011, the Company has accumulated losses of $24,088.  Until such time that the Company generates sales, it will continue to operate at a loss. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company has been financed by its shareholders and third party lenders to meet its obligations.  The Company plans to begin earning revenue in the near future and generate profits to mitigate the above negative indicators.

These financial statements have been prepared on the basis of accounting principles applicable to a going concern, which assumes that the company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations.  The Company’s future success is dependent upon its continued ability to raise sufficient capital either through equity financing or the sales of product, not only to finance its operating expenses, but to concentrate on its business activities.

Subsequent to September 30, 2011, the Company closed a reverse merger with InterAmerican Gaming Inc. (“InterAmerican”, An SEC registered shell public Company) whereby 800,991 of the 1,000,000 issued and outstanding common shares of the Company were acquired by InterAmerican in exchange for 77,800,000 common shares of InterAmerican. Although the Company was successful in raising funds, there is no assurance that capital will be available in future on acceptable terms, if at all, or that the Company will attain profitable levels of operation. While the company has been supported by its shareholders and securing financing in the past, there can be no assurance that it will be able to do so in future.  Accordingly, the financial statements do not give effect to adjustments, if any that would be necessary should the company be unable to continue as a going concern and, therefore, be required to realize its assets and liquidate its liabilities in other than the normal course of business and at amounts that may differ from those shown in the financial statements.

SOFIT MOBILE INC.
(A Development Stage Company)
Notes of Financial Statements
September 30, 2011 and 2010
(Amounts expressed in Canadian Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Company are in accordance with accounting principles generally accepted in the United States of America. Outlined below are those policies considered particularly significant:

Development Stage Company

The Company complies with the FASB Accounting Standards Codification (ASC) Topic 915 Development Stage Entities and the Securities and Exchange Commission Exchange Act 7 for its characterization of the Company as development stage.

Foreign Currency Translation

The Company maintains its books and records in Canadian Dollars and the Company’s financial statements are converted to U.S. Dollars. The translation method used is the current rate method. Under the current rate method all assets and liabilities are translated at the current rate, stockholders’ equity accounts are translated at historical rates and revenues and expenses are translated at average rates for the reporting period. Due to the fact that items in the financial statements are being translated at different rates according to their nature, a translation adjustment is created. This translation adjustment has been included in Accumulated Other Comprehensive Income (Loss).

The exchange rates used to translate amounts in CAD into USD for the purposes of preparing the financial statements were as follows:

	September 30, 2011	September 30, 2010
Period-end CAD-USD exchange rate	$0.954	$0.9718
Average Period CAD-USD exchange rate	$1.0135	$0.9606

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates, and such differences could be material.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an initial maturity date of three months or less and money market accounts to be cash equivalents.

Research and Development Cost

Expenditure on research activities, undertaken with the prospect of gaining new technical knowledge and understanding, is recognised in the income statement when it is incurred.

Expenditure on development activities, where research findings are applied to a plan or design for the production of new or substantially improved products and processes, is capitalised if the product or process is technically and commercially feasible. The expenditure capitalised includes the cost of materials and direct labour. Other development expenditure is recognised in the income statement as an expense is incurred. Capitalised development expenditure is stated at cost less accumulated amortisation and impairment losses.

SOFIT MOBILE INC.
(A Development Stage Company)
Notes of Financial Statements
September 30, 2011 and 2010
(Amounts expressed in Canadian Dollars)

Fair Value of Financial Instruments

The carrying value of cash and cash equivalents, sundry assets, due to and due from related parties, bank overdraft and accounts payable approximates fair value because of the short maturity of these instruments. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risk arising from these financial instruments.

Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is determined based upon assumptions that market participants would use in pricing an asset or liability. Fair value measurements are rated on a three-tier hierarchy as follows:

● Level 1 inputs: Quoted prices (unadjusted) for identical assets or liabilities in active markets;

● Level 2 inputs: Inputs, other than quoted prices included in Level 1 that are observable either directly or indirectly; and

● Level 3 inputs: Unobservable inputs for which there is little or no market data, which require the reporting entity to develop its own assumptions.

In many cases, a valuation technique used to measure fair value includes inputs from multiple levels of the fair value hierarchy described above. The lowest level of significant input determines the placement of the entire fair value measurement in the hierarchy.

Income Taxes

The Company follows FASB ASC 740 (prior authoritative literature, SFAS No. 109, “Accounting for Income Taxes”) which requires the use of the asset and liability method of accounting of income taxes. Under the assets and liability method of FASB ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carry forwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled.

Basic and Diluted Earnings (Loss) Per Share

The Company reports basic earnings (loss) per share in accordance with FASB ASC 260 (prior authoritative literature, SFAS No. 128, “Earnings Per Share”). Basic earnings (loss) per share is computed using the weighted average number of shares outstanding during the year. Diluted earnings per share include the potentially dilutive effect of outstanding common stock options and warrants which are convertible to common shares. Diluted loss per share is not presented if the results would be “anti-dilutive”.

Recently Issued Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standard if currently adopted would have a material effect on the accompanying financial statements.

SOFIT MOBILE INC.
(A Development Stage Company)
Notes of Financial Statements
September 30, 2011 and 2010
(Amounts expressed in Canadian Dollars)

3.	Due to Related Parties

Periodically, the Company advances funds and pays expenses on behalf of related parties and funds are advanced and expenses are paid by related parties on behalf of the Company.  These transactions result in non-interest bearing payables or receivables to related parties and are unsecured and do not have any specific repayment terms.

Amounts due (to)/from related parties re:

	September 30, 2011	September 30, 2010

Entities with common directors and /or officers	$9,272	$(31)
Officers and directors	10,543	-
Total	$19,815	$(31)

4.	Share Capital

i)
The Company is authorized to issue an unlimited number of shares of common stock with no par value.  At September 30, 2010 and September 30, 2011 the Company has 936,757 and 1,000,000 common shares issued and outstanding respectively.

During the twelve months ended September 30, 2011 the Company:

●	Issued 63,243 common shares for cash proceeds of $37,646

During the twelve months ended September 30, 2010, the Company:

●	Issued 936,757 common shares at $0.001 per share to the founders of the Company for a subscription receivable of $879

ii)	The Company is authorized to issue an unlimited number of preferred shares. At September 30, 2011 and 2010 no preferred shares had been issued.

5.	Income Taxes

Under FASB ASC 740 (prior authoritative literature, SFAS No. 109) income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

The provision for income taxes has been computed as follows:

September 30, 2011
Expected income tax expense (recovery) at the statutory rate of 28.25%	$(6,805)
Tax effect of expenses that are not deductible for income tax purposes (net of other amounts deductible for tax purposes)	341
(6,464)
Changes in valuation allowance	6,464
Provision for income taxes	$-

SOFIT MOBILE INC.
(A Development Stage Company)
Notes of Financial Statements
September 30, 2011 and 2010
(Amounts expressed in Canadian Dollars)

The components of deferred income taxes are as follows:

September 30, 2011
Deferred income tax liabilities
Net operating loss carryforwards	$6,464
Valuation allowance	(6,464)
Deferred income taxes	$-

Valuation allowance has been recognized in respect of these items because it is not probable that future taxable profit will be available against which the Company can utilize the benefit.  As at September 30, 2011, the Company had approximately $6,464 of net operating loss carryovers available to offset future taxable income. Such carryovers expire through 2031. The Company’s income tax returns are subject to audit and the years 2010 to 2011 remain open and subject to examination.

6.       Subsequent Events

On October 3, 2011, the Company closed a reverse merger with InterAmerican Gaming Inc. whereby 800,991 of the 1,000,000 issued and outstanding common shares of the Company were acquired by InterAmerican in exchange for 77,800,000 common shares of InterAmerican.

On January 30, 2012, the Company changed its name from Nowphit Operations Inc. to SoFit Mobile Inc. short for Social Fitness, as it was determined to better reflect the business of the Company.

The Company launched its SoFit mobile application in July of 2012 and the application became available for mobile users to download on the Apple App Store and Google Play. SoFit’s first charitable event, Walk A Mile, was hosted in conjunction with the U.S. State Department and the International Olympic Truce Committee at the 2012 Olympic Games; a campaign that fell under Secretary of State Clinton’s 2012 Hours Against Hate Initiative.